UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 22, 2004

QUALITY DISTRIBUTION, INC.

(Exact name of registrant as specified in its charter)

Florida	000-24180	59-3239073
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3802 Corporex Park Drive Tampa, Florida		33619
(Address of principal executive offices)		(Zip Code)

(813) 630-5826

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 Other Events.

In the Company’s Annual Report on Form 10-K filed on March 30, 2004, the Company disclosed that it expected to file a current report on Form 8-K with the SEC to restate its unaudited condensed consolidated financial statements for the nine months ended September 30, 2003 and 2002 previously contained in its Registration Statement on Form S-1 (No. 333-108344) and amendments thereto. This restatement was the result of irregularities discovered at Power Purchasing, Inc., a non-core subsidiary. Power Purchasing, Inc., through its subsidiary American Transinsurance Group, Inc. (collectively, “PPI”), primarily assists independent contractors in obtaining various lines of insurance for which PPI derives fees as an insurance broker.

The irregularities resulted from unauthorized actions by PPI’s former vice president, including failing to obtain or renew certain insurance policies for PPI’s customers yet continuing to collect premiums in violation of state insurance laws. Following the Company’s investigation, it concluded that the irregularities affected the results of all periods since and including 1998. The Company has incurred further costs through June 30, 2004 for legal and accounting fees and expenses and anticipates incurring further legal costs for the remainder of 2004 in defending lawsuits filed as a result of the restatement.

In the Annual Report on Form 10-K filed on March 30, 2004 the Company had restated its financial statements for each of the fiscal years ended December 31, 2002 and 2001 and for certain of its financial information for fiscal years ended December 31, 2000 and 1999 and for each of the quarters in fiscal 2003 and 2002.

Accordingly, the Company has restated its unaudited financial statements for the nine months ended September 30, 2002 and 2003 attached as Exhibit 99.1, its Management’s Discussion and Analysis for the nine months ended September 30, 2002 and 2003 attached as Exhibit 99.2 and its Selected Historical Financial Information for the nine months ended September 30, 2002 and 2003 attached as Exhibit 99.3. These restated exhibits should be read in conjunction with the Registration Statement on Form S-1 (No. 333-108344). The quarterly reports on Form 10-Q previously filed by us or QD LLC and the financial statements included in the Registration Statement on Form S-1 (No. 333-108344) and amendments thereto filed by the Company in connection with the initial public offering of shares of the Company’s common stock, relating to these periods should no longer be relied upon.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements: Not applicable

(b)	Pro Forma Financial Information: Not applicable

(c)	Exhibits

2

Exhibit Number	Description of Exhibits
99.1	Unaudited restated financial statements as of September 30, 2003 and for the nine months ended September 30, 2002 and 2003

99.2	Restated Management’s Discussion and Analysis for the nine months ended September 30, 2002 and 2003

99.3	Restated Selected Historical Financial Information for the nine months ended September 30, 2002 and 2003

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALITY DISTRIBUTION, INC.
(Registrant)

Dated: September 22, 2004	By:	/s/ Samuel M. Hensley
	Name:	Samuel M. Hensley
	Title:	Senior Vice President and Chief Financial Officer

4

EXHIBIT INDEX

Exhibit Number	Description of Exhibits

99.1	Unaudited restated financial statements as of September 30, 2003 and for the nine months ended September 30, 2002 and 2003

99.2	Restated Management’s Discussion and Analysis for the nine months ended September 30, 2002 and 2003

99.3	Restated Selected Historical Financial Information for the nine months ended September 30, 2002 and 2003

5